NOTE 4 - MERGER WITH CLS LABS (Tables)	12 Months Ended
May 31, 2016
Business Combinations [Abstract]
Business Acquisition, Pro Forma Information [Table Text Block]	The following tables set forth the unaudited pro forma results of the Company as if the acquisition of CLS Labs had taken place on the first day of the period presented. These combined results are not necessarily indicative of the results that may have been achieved had the companies always been combined.

Twelve months ended
May 31, 2015
Total Revenue	-
Net loss attributable to CLS Holdings USA, Inc.	(2,200,788)
Basic net income (loss) per common share	(0.35)
Diluted net income (loss) per common share	(0.35)
Weighted average shares - basic	6,356,167
Weighted average shares - diluted	6,356,167